SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

The Kroger Co.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

The Kroger Co.
1014 Vine Street, Cincinnati, Ohio 45202

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Shareholders
of The Kroger Co. to Be Held on Thursday, June 25, 2009.

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/kr

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 12, 2009 to facilitate timely delivery.

Dear Shareholder of The Kroger Co.:

     The 2009 annual meeting of shareholders of The Kroger Co. will be held at the MUSIC HALL BALLROOM, MUSIC HALL, 1241 Elm Street, Cincinnati, Ohio 45202, on June 25, 2009, at 11 A.M., E.T., for the following purposes:

1.	To elect the directors for the ensuing year;

2.	To consider and act upon a proposal to ratify the selection of independent auditors for the year 2009;

3.	To act upon a shareholder proposal regarding cage-free eggs, if properly presented at the annual meeting;

4.	To act upon a shareholder proposal regarding majority vote for directors, if properly presented at the annual meeting; and

5.	To transact such other business as may properly be brought before the meeting.

The Board recommends a vote “FOR” items 1 and 2.

The Board recommends a vote “AGAINST” items 3 and 4.

The Board of Directors has fixed the close of business on April 27, 2009 as the record date for the determination of shareholders entitled to receive notice and to vote at the annual meeting or any adjournment(s) thereof.

To receive directions to the annual meeting please call 513-762-1220.

CONTROL NUMBER
ê
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	è

50765

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:
MUSIC HALL BALLROOM, MUSIC HALL
1241 Elm Street
Cincinnati, Ohio 45202

The following Proxy Materials are available for you to review online:
•	the Company’s 2009 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended January 31, 2009; and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)
	Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
	Email:	shrrelations@bnymellon.com
	Internet:	http://bnymellon.mobular.net/bnymellon/kr

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for The Kroger Co. are available to review at:

http://bnymellon.mobular.net/bnymellon/kr

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the internet to vote your shares. Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

ADMISSION TICKET

If you plan to attend the annual meeting of shareholders, please bring this notice with you as it serves as your admission ticket. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable.

50765